UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT
              PURSUANT TO SECTION 13 AND 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


                               NOVEMBER 19, 1997
               Date of Report (Date of earliest event reported)


                          SA TELECOMMUNICATIONS, INC.
             Exact Name of Registrant as Specified in its Charter)


        DELAWARE                0-18048          75-2258519
(State or Other Jurisdiction   (Commission      (IRS Employer
    of Incorporation)          File Number)   Identification No.)


                       1600 PROMENADE CENTER, 15TH FLOOR
                             RICHARDSON, TX 75080
              (Address of Principal Executive Offices)(Zip Code)


                          (972) 690-5888
       (Registrant's Telephone Number, Including Area Code)


                           _________________________
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     On November 19, 1997, SA Telecommunications, Inc. (the "Company") filed a petition for relief under Chapter 11 of the Bankruptcy Code. The petition was filed with the U.S. Bankruptcy Court for the District of Delaware (Case No. 97-2395 (PJW)). Related Chapter 11 petitions were also filed in the same court for the Company's subsidiaries, U.S. Communications, Inc.(Case No. 97-2398 (PJW)), AddTel Communications Inc.(Case No. 97-2397 (PJW)), Long Distance Network, Inc. (Case No. 97-2401 (PJW)), North American Telecommunications Corporation, (Case No. 97-2400 (PJW)), Southwest Long Distance Network, Inc. (Case No. 97-2399 (PJW))and Uniquest Communications, Inc. (Case No. 97-2396 (PJW)). On November 20, 1997, an order was entered by such court directing the joint administration of the cases. At this time, the Company is managing its affairs as a "debtor-in-possession," as defined in the Bankruptcy Code. No trustee, examiner or other officer has been appointed by the Court to manage the affairs of the Company.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SA TELECOMMUNICATIONS, INC.

DATE:  November 25, 1997      BY:  /s/ Albert B. Gordon, Jr.
                                   --------------------------
                                   Albert B. Gordon, Jr.
                                   Chief Executive Officer